UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 7, 2005

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification No.)

702 N. Franklin Street, Tampa, Florida 33602

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01: Entry into a Material Definitive Agreement

On January 13, 2005, an indirect subsidiary of TECO Energy, Inc. (“TECO Energy” or “Company”) entered into a Purchase Agreement to sell its membership interests in Commonwealth Chesapeake Company, LLC (“CCC”), the owner of the Commonwealth Chesapeake Power Station in Virginia, to an affiliate of Tenaska Power Fund, L.P. The Commonwealth Chesapeake Power Station is a 315 megawatt oil-fired simple-cycle combustion turbine electric generating facility located in New Church, VA, operating in the Pennsylvania-Jersey-Maryland (PJM) market. Proceeds from the sale are expected to be approximately $86 million after adjustments at closing for the value of fuel, inventory and working capital items, and the payment of transaction-related expenses associated with the sale. The sale is expected to close by the end of the first quarter of 2005, subject to a financing contingency and certain regulatory approvals. See the press release dated January 13, 2005, which is attached as Exhibit 99.1, for additional information.

The Purchase Agreement provides for TPF Chesapeake, LLC (“TPF”) to acquire all of the membership interests in CCC indirectly owned by TECO Energy, Inc. through its affiliate, TM Delmarva Power, L.L.C. (“TMDP”). It contains customary representations, warranties, covenants and closing conditions found in similar transactions. The closing conditions include expiration of the Hart-Scott-Rodino Act waiting period, Federal Energy Regulatory Commission approval under §203 and §205 of the Federal Power Act, and TPF’s successful closing of financing for a substantial portion of the acquisition price. The Purchase Agreement also contains indemnification provisions subject to specified limitations as to time and amount, and the obligations of TMDP are guaranteed by TECO Energy, Inc. The Purchase Agreement terminates if the transaction is not completed by May 31, 2005. The Purchase Agreement is filed as Exhibit 10.1 hereto and reference is made thereto.

Section 2 – Financial Information

Item 2.01: Completion of Acquisition or Disposition of Assets

On January 7, 2005, an indirect subsidiary of TECO Energy disposed of its 100% interest in BCH Mechanical, Inc. (“BCH”) pursuant to a Stock Purchase Agreement dated as of December 31, 2004. BCH operates a combination of mechanical contracting businesses that include air conditioning, plumbing and piping, sheet metal, and owner-direct air conditioning services. The Stock Purchase Agreement is filed as Exhibit 2.1 hereto and reference is made thereto.

The purchaser of BCH was BCH Holdings, Inc., the majority owner of which is Daryl W. Blume, who was a Vice President of BCH and one of the owners of BCH when it was purchased by a subsidiary of TECO Energy, Inc. in September 2000.

Under the transaction, TECO Energy is retaining BCH’s net working capital determined as of December 31, 2004, estimated to be about $2 million, and certain other existing obligations.

TECO Energy’s fourth quarter 2004 pre-tax impairments previously announced in the Current Report on Form 8-K dated January 6, 2005, will include charges of $20.1 million ($14.3 million after-tax) to write-down the carrying value of BCH to the estimated fair value of the business as part of the normal year-end closing process and impairment testing in accordance with Financial Accounting Standards Board Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (FAS 144). No additional gain or loss was recorded as a result of the sale. BCH’s results of operations and charges will be reported as discontinued operations on TECO Energy’s consolidated statements of income. Pro forma financial information to reflect the disposition of BCH is included under Item 9.01(b).

Section 2 – Financial Information - continued

Item 2.05: Costs Associated with Exit or Disposal Activities

On January 13, 2004, TECO Energy’s Board of Directors authorized the transaction described in Item 1.01, and thereby committed the Company to a plan to dispose of Commonwealth Chesapeake Company, LLC, the owner of the Commonwealth Chesapeake Power Station in Virginia. TECO Energy’s fourth quarter 2004 pre-tax impairment charges previously announced in the Current Report on Form 8-K dated January 6, 2005, will include a pre-tax charge of $81.3 million ($52.1 million after-tax) to write-down the carrying value of CCC to the estimated fair value of the CCC business as part of the normal year-end closing process and impairment testing in accordance with FAS 144. No additional material gain or loss is expected as a result of the proposed sale of CCC described in Item 1.01 above.

Item 2.06: Material Impairments

See Item 2.05 regarding the pre-tax impairment charge of $81.3 million ($52.1 million after-tax) related to TECO Energy’s investment in CCC.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(b)	Pro forma financial information

The following unaudited pro forma consolidated balance sheet reflects the dispositions of Frontera Renovation Limited Partnership (Frontera) (incorporated by reference from TECO Energy’s Current Report on Form 8-K dated December 22, 2004) of BCH as if they had occurred on Sept. 30, 2004. The accompanying unaudited pro forma condensed statements of income for the nine-month periods ended September 30, 2004 and 2003, and for the years ended December 31, 2003, 2002 and 2001, no longer reflect the Frontera and BCH results of operations and charges as continuing operations since those results will be included in discontinued operations as if the dispositions had occurred on Dec. 31, 2001. The pro forma financial information does not purport to represent what TECO Energy, Inc.’s consolidated results would have been if the dispositions had in fact occurred on these dates, nor does it purport to indicate the future consolidated financial position or future consolidated results of operations of TECO Energy. The pro forma adjustments are based on the operating results and related charges for Frontera and BCH recorded for the periods.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Balance Sheet

September 30, 2004

(Unaudited)

$ millions	As reported	Frontera Adjustments(1)	BCH (1) Adjustments	Pro Forma
Current assets
Cash and cash equivalents	$102.5	$132.0	$(1.0)	$233.5
Restricted cash	57.2	—	—	57.2
Receivables, less allowance for uncollectibles	324.0	—	(10.9)	313.1
Current derivative assets	19.5	—	—	19.5
Inventories, at average cost		—
Fuel	59.6	—	—	59.6
Materials and supplies	86.6	(6.2)	(0.2)	80.2
Prepayments and other current assets	167.8	(0.5)	(0.2)	167.1
Assets held for sale	144.7	—	—	144.7

Total current assets	961.9	125.3	(12.3)	1,074.9

Total property, plant and equipment (net)	5,501.3	(166.2)	(0.8)	5,334.3

Other assets
Deferred income taxes	967.7	15.4	5.8	988.9
Other investments	11.5	—	—	11.5
Regulatory assets	165.4	—	—	165.4
Investment in unconsolidated affiliates	254.8	—	—	254.8
Goodwill	71.2	—	(11.8)	59.4
Deferred charges and other assets	146.8	(5.1)	—	141.7
Assets held for sale	2,052.3	—	—	2,052.3

Total other assets	3,669.7	10.3	(6.0)	3,674.0

Total assets	$10,132.9	$(30.6)	$(19.1)	$10,083.2

TECO Energy, Inc.

Pro Forma Condensed Consolidated Balance Sheet – continued

September 30, 2004

(Unaudited)

$ millions	As reported	Frontera Adjustments(1)	BCH (1) Adjustments	Pro Forma
Current liabilities
Total Long-term debt due within one year	$13.2	—	—	13.2
Notes Payable	25.0	—	—	25.0
Accounts Payable	256.4	(0.6)	(4.5)	251.3
Customer deposits	104.0	—	—	104.0
Current derivative liabilities	3.8	—	—	3.8
Interest accrued	96.1	—	—	96.1
Taxes accrued	112.8	(1.4)	0.3	111.7
Liabilities associated with assets held for sale	1,593.8	—	—	1,593.8

Total current liabilities	2,205.1	(2.0)	(4.2)	2,198.9

Other liabilities
Deferred income tax	517.4	—	—	517.4
Investment tax credits	20.6	—	—	20.6
Regulatory liabilities	547.6	—	—	547.6
Deferred credits and other liabilities	361.5	—	(3.5)	358.0
Liabilities associated with assets held for sale	675.3	—	—	675.3
Total Long-term debt, less amount due within one year	4,001.9	—	—	4,001.9
Minority interest	2.7	—	—	2.7

Total other liabilities	6,127.0	—	(3.5)	6,123.5

Capital
Common equity	199.6	—	—	199.6
Additional paid in capital	1,488.5	—	—	1,488.5
Retained earnings	167.9	(28.6)	(11.4)	127.9
Accumulated other comprehensive income	(47.8)	—	—	(47.8)

Common equity	1,808.2	(28.6)	(11.4)	1,768.2
Unearned compensation	(7.4)	—	—	(7.4)

Total capital	1,800.8	(28.6)	(11.4)	1,760.8

Total liabilities and capital	$10,132.9	$(30.6)	$(19.1)	$10,083.2

(1)	Reflects the assets and liabilities of Frontera and BCH and the related loss net of the tax benefit on the sale.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Statement of Income

For the nine months ended September 30, 2004

(Unaudited)

$ millions, except per share amounts	As reported	Frontera Adjustments(1)	BCH (1) Adjustments	Pro Forma
Revenues	$2,097.6	$49.8	$36.8	$2,011.0

Operating expenses	1,886.7	50.8	38.6	1,797.3

Income from operations	210.9	(1.0)	(1.8)	213.7

Other (Expense) Income
AFUDC - other funds	0.7	—	—	0.7
Other Income	112.5	(2.6)	0.5	114.6
Loss on debt extinguishment	(4.3)	—	—	(4.3)
Impairment on TIE Investment	(152.3)	—	—	(152.3)
TMDP arbitration reserve	5.7	—	—	5.7
Earnings from equity Investments	26.6	—	—	26.6

Total Other (expense) income	(11.1)	(2.6)	0.5	(9.0)

Interest charges	244.9	—	0.7	244.2

Loss before income taxes	(45.1)	(3.6)	(2.0)	(39.5)

Provision (benefit) for income tax	16.6	(1.3)	(0.8)	18.7
Minority interest	61.0	—	—	61.0

Net (loss) income from continuing operations	$(0.7)	$(2.3)	$(1.2)	$2.8

Average common shares outstanding
Basic	190.5			190.5
Diluted	190.5			190.9
Earnings per share from continuing operations
Basic	$(0.00)			$0.01
Diluted	$(0.00)			$0.01

(1)	Reflects the reversal of the results of operations for Frontera and BCH and the related tax impacts.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Statement of Income

For the nine months ended September 30, 2003

(Unaudited)

$ millions, except per share amounts	As reported	Frontera Adjustments (1)	BCH (1) Adjustments	Pro Forma
Revenues	$2,106.2	$53.5	$39.6	$2,013.1

Operating expenses	2,022.3	121.2	39.0	1,862.1

Income from operations	83.9	(67.7)	0.6	151.0

Other Income (Expense)
AFUDC - other funds	15.6	—	—	15.6
Other Income	41.6	—	(0.6)	42.2
TMDP arbitration reserve	(32.0)	—	—	(32.0)
Earnings from equity Investments	6.7	—	—	6.7

Total Other Income (Expense)	31.9	—	(0.6)	32.5

Interest charges	230.7	—	0.4	230.3

Loss before income taxes	(114.9)	(67.7)	(0.4)	(46.8)

Benefit for income tax	(69.5)	(23.8)	(0.1)	(45.6)
Minority interest	34.7	—	—	34.7

Net income (loss) from continuing operations	$(10.7)	$(43.9)	$(0.3)	$33.5

Average common shares outstanding
Basic	177.5			177.5
Diluted	177.5			177.8
Earnings per share from continuing operations
Basic	$(0.06)			$0.19
Diluted	$(0.06)			$0.19

(1)	Reflects the reversal of the results of operations for Frontera and BCH and the related tax impacts.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Statement of Income

For the year ended Dec. 31, 2003

(Unaudited)

$ millions, except per share amounts	As reported	Frontera Adjustments(1)	BCH (1) Adjustments	Pro Forma
Revenues	$2,740.0	$63.1	$60.6	$2,616.3
Operating Expenses	2,719.9	138.7	79.7	2,501.5

Income from Operations	20.1	(75.6)	(19.1)	114.8

Other Income (Expense)
AFUDC - Other Funds	19.8	—	—	19.8
Other Income	114.5	2.0	(0.6)	113.1
TMDP Arbitration Reserve	(32.0)	—	—	(32.0)
Earnings from Equity Investments	(0.4)	—	—	(0.4)

Total Other Income	101.9	2.0	(0.6)	100.5

Interest Charges	320.7	—	0.8	319.9

Loss Before Income Taxes	(198.7)	(73.6)	(20.5)	(104.6)

Benefit for Income Tax	(135.2)	(25.8)	(7.9)	(101.5)
Minority Interest	48.8	—	—	48.8

Net income (loss) from Continuing Operations	$(14.7)	$(47.8)	$(12.6)	$45.7

Average common shares outstanding
Basic	179.9			179.9
Diluted	179.9			180.2
Earnings per share from continuing operations
Basic	$(0.08)			$0.25
Diluted	$(0.08)			$0.25

(1)	Reflects the reversal of the results of operations for Frontera and BCH and the related tax impacts.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Statement of Income

For the year ended Dec. 31, 2002

(Unaudited)

$ millions, except per share amounts	As reported	Frontera Adjustments(1)	BCH (1) Adjustments	Pro Forma
Revenues	$2,664.9	$83.1	$46.9	$2,534.9
Operating Expenses	2,283.1	71.1	39.4	2,172.6

Income from Operations	381.8	12.0	7.5	362.3

Other Income (Expense)
AFUDC - Other Funds	24.9	—	—	24.9
Other Income	19.0	—	(0.9)	19.9
Loss on debt extinguishment	(34.1)	—	—	(34.1)
Earnings from Equity Investments	5.5	—	—	5.5

Total Other Income (Expense)	15.3	—	(0.9)	16.2

Interest Charges	171.6	—	1.2	170.4

Income Before Income Taxes	225.5	12.0	5.4	208.1

(Benefit) Provision for Income Tax	(51.7)	4.2	2.1	(58.0)
Minority Interest	—	—	—	—

Net Income from Continuing Operations	277.2	$7.8	3.3	266.1

Average common shares outstanding
Basic	153.2			153.2
Diluted	153.3			153.3
Earnings per share from continuing operations
Basic	$1.81			$1.74
Diluted	$1.81			$1.74

(1)	Reflects the reversal of the results of operations for Frontera and BCH and the related tax impacts.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Statement of Income

For the year ended Dec. 31, 2001

(Unaudited)

$ millions, except per share amounts	As reported	Frontera Adjustments (1)	BCH (1) Adjustments	Pro Forma
Revenues	$2,483.3	$47.4	$41.2	$2,394.7
Operating Expenses	2,085.4	48.9	34.9	2,001.6

Income from Operations	397.9	(1.5)	6.3	393.1

Other Income (Expense)
AFUDC - Other Funds	6.6	—	—	6.6
Other Income	23.1	—	(0.6)	23.7
Earnings from Equity Investments	9.1	—	—	9.1

Total Other Income	38.8	—	(0.6)	39.4

Interest Charges	178.5	—	1.4	177.1

Income Before Income Taxes	258.2	(1.5)	4.3	255.4

(Benefit) Provision for Income Tax	(7.3)	(0.5)	1.7	(8.5)
Minority Interest	—		—	—

Net Income from Continuing Operations	265.5	$(1.0)	2.6	263.9

Average common shares outstanding
Basic	134.5			134.5
Diluted	135.4			135.4
Earnings per share from continuing operations
Basic	$1.98			$1.97
Diluted	$1.96			$1.95

(1)	Reflects the reversal of the results of operations for Frontera and BCH and the related tax impacts.

(c)	Exhibits

2.1	Stock Purchase Agreement dated as of December 31, 2004, by and between TECO Solutions, Inc. as Seller, and BCH Holdings, Inc. as Purchaser.

10.1	Purchase and Sale Agreement dated as of January 13, 2005, by and between TM Delmarva Power, L.L.C. as Seller, and TPF Chesapeake, LLC as Purchaser.

99.1	Press release dated January 13, 2005, announcing that an indirect subsidiary of TECO Energy, Inc. has signed an agreement to sell Commonwealth Chesapeake Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2005	TECO ENERGY, INC.
(Registrant)

/s/ G. L. GILLETTE
G. L. GILLETTE
Executive Vice President
and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit No.	Description of Exhibits
2.1	Stock Purchase Agreement dated as of December 31, 2004, by and between TECO Solutions, Inc. as Seller, and BCH Holdings, Inc. as Purchaser.

10.1	Purchase and Sale Agreement dated as of January 13, 2005, by and between TM Delmarva Power, L.L.C. as Seller, and TPF Chesapeake, LLC as Purchaser.

99.1	Press release dated January 13, 2005, announcing that an indirect subsidiary of TECO Energy, Inc. has signed an agreement to sell Commonwealth Chesapeake Company, LLC.